UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 25, 2005
                                                 -------------------------------

                      HSI Asset Securitization Corporation

   (as depositor for the HSI Asset Securitization Corporation Trust 2005-NC1
     under the Pooling and Servicing Agreement, dated as of August 1, 2005, relating to the HSI Asset Securitization Corporation Trust 2005-NC1
              Mortgage Pass-Through Certificates, Series 2005-NC1)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware               333-124032-01              20-2592898
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)

452 Fifth Avenue, New York, New York                           10018
------------------------------------                ----------------------------
   (Address of principal executive                           (Zip Code)
              offices)

Registrant's telephone number, including area code (212) 525-8119
                                                   -----------------------------
                                 Not Applicable
================================================================================
               (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
          ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for HSI Asset Securitization Corporation Trust 2005-NC1, Mortgage Pass-Through Certificates, Series 2005-NC1. On August 25, 2005, HSI Asset Securitization Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, NC Capital Corporation, as mortgage loan seller, New Century Mortgage Corporation, as servicer, JPMorgan Chase Bank, N.A., as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator and Deutsche Bank National Trust Company, as trustee, of HSI Asset Securitization Corporation Trust 2005-NC1, Mortgage Pass-Through Certificates, Series 2005-NC1 (the "Certificates"), issued in twenty-three classes. The Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates, with an aggregate initial class principal balance of $616,819,000 were sold to HSBC Securities (USA) Inc. ("HSBC"), pursuant to an Underwriting Agreement, dated as of August 24, 2005, by and among the Company, HSBC, Blaylock & Company, Inc. and Terwin Capital LLC.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

                  Item 601(a)
                  of Regulation S-K
                  Exhibit No.          Description
                  ------------------   -----------------------------------------
                  4                    Pooling and Servicing Agreement, dated as
                                       of August 1, 2005, by and among the
                                       Company, as depositor, NC Capital
                                       Corporation, as mortgage loan seller, New
                                       Century Mortgage Company, as servicer,
                                       JPMorgan Chase Bank, N.A., as servicer,
                                       Wells Fargo Bank, N.A., as master
                                       servicer and securities administrator and
                                       Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 9, 2005                 GS MORTGAGE SECURITIES CORP.

                                         By:     /s/ Jon Voigtman
                                            ------------------------------------
                                            Name:  Jon Voigtman
                                            Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a)                                                          Paper (P)
of Regulation                                                            or
S-K Exhibit                                                          Electronic
No.                   Description                                       (E)
-------------         -----------                                    ----------

4                     Pooling and Servicing Agreement, dated             E
                      as of August 1, 2005, by and among the
                      Company, as depositor, NC Capital
                      Corporation, as mortgage loan seller,
                      New Century Mortgage Company, as
                      servicer, JPMorgan Chase Bank, N.A.,
                      as servicer, Wells Fargo Bank, N.A.,
                      as master servicer and securities
                      administrator and Deutsche Bank
                      National Trust Company, as trustee.